UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF

EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON     , 2018

To our Shareholders:

You are cordially invited to attend our extraordinary general meeting of shareholders, which will be held at     , on     ,     , 2018 at     . You may also participate in the meeting via teleconference by dialing the toll-free U.S. telephone number     , the international telephone number      or the toll-free Israeli telephone number      at least 15 minutes prior to the start of the meeting and referencing the conference ID number     .

We are holding the extraordinary general meeting for the following purposes:

1.

To approve an amendment to Article 39(a) of our current amended and restated articles of association (our “Articles”) to require that in the event of a contested election (as defined in the accompanying proxy statement) directors will be elected by a plurality of the votes cast (the “Plurality Voting Standard Proposal”).

2.

To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement (the “Universal Proxy Card Proposal”).

These items of business to be transacted at the meeting are more fully described in the accompanying proxy statement which is a part of this notice. You are encouraged to read the accompanying proxy statement carefully and in its entirety.

We are committed to best-in-class governance practices and are taking the steps necessary to align our governance policies with the interests of our shareholders and ensure that the composition of our Board fairly reflects shareholders’ intentions. Shareholders deserve the right to choose the Board they believe will best guide the Company’s strategy and success over the long term.

The Board recommends that you vote your shares “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

Your vote is very important, regardless of the number of shares of the Company that you own. The approval of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal require the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot.

The meeting will begin promptly at      and check-in will begin at     . Only holders of record of ordinary shares at the close of business on     , 2018, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed white proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

If you have questions about the proposals at this extraordinary general meeting or would like additional copies of the proxy materials, please contact MacKenzie Partners, Inc., which is assisting Mellanox at this meeting, by email at mlnxproxy@mackenziepartners.com, or by phone at (800) 322-2885 (toll-free) or at (212) 929-5500.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON     , 2018

THE PROXY STATEMENT, WHITE PROXY CARD AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT HTTPS://WWW.PROXYDOCS.COM/MLNX.

Sincerely,

Irwin Federman Chairman of the Board

    , 2018

YOU ARE CORDIALLY INVITED TO ATTEND THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR WHITE PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING	1

PROPOSAL ONE—PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES TO REQUIRE THAT IN THE EVENT OF A CONTESTED ELECTION DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST	12

PROPOSAL TWO—PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO PROVIDE THAT THE COMPANY REQUIRE THE USE OF A UNIVERSAL PROXY CARD IN CONNECTION WITH A CONTESTED ELECTION OF DIRECTORS AND THAT ANY NOMINEE TO THE BOARD MUST CONSENT TO APPEARING ON THE UNIVERSAL PROXY CARD IN ORDER TO HAVE BEEN VALIDLY NOMINATED	13

SECURITY OWNERSHIP	16

WHERE YOU CAN FIND ADDITIONAL INFORMATION	18

OTHER MATTERS	18

ANNEX A	A-1

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PROXY STATEMENT FOR

EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON     , 2018

This proxy statement is furnished to our shareholders as of the close of business on     , 2018, the record date, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our extraordinary general meeting of shareholders, to be held at     , on     ,     , 2018 at     and at any adjournments or postponements of the meeting. We are mailing this proxy statement and the white proxy card to our shareholders on or about     , 2018.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of     , 2018. As a shareholder of record, you are invited to attend our extraordinary general meeting of shareholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

As of , 2018, there were ordinary shares outstanding. Our ordinary shares are our only class of voting stock.

Who is entitled to attend and vote at the meeting?

Only holders of record of shares of our ordinary shares at the close of business on     , 2018 are entitled to notice of, to attend, and to vote at the meeting and any adjournments or postponements of the meeting, subject to applicable law.

How can I listen to the extraordinary general meeting if I do not attend in person?

You are invited to listen to the extraordinary general meeting on     , 2018 via teleconference beginning at     . In order to access the telephone conference call, dial the toll-free U.S. telephone number     , the international telephone number     or the toll-free Israeli telephone number     at least 15 minutes prior to the designated starting time and mention the conference ID number     . You will not be able to vote your shares during the teleconference.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?

The presence at the meeting, in person or represented by proxy, of at least two shareholders (not in default in payment of all calls and other sums then payable by such shareholder in respect of his shares) holding at least 33 1/3% of the voting power of the Company on the record date will constitute a quorum of the extraordinary general meeting.

What happens if a quorum is not present?

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting will stand adjourned for one week, to     , 2018 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on     , 2018, within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of     , 2018 will constitute a quorum.

What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:

1.

To approve an amendment to Article 39(a) of our current amended and restated articles of association (our “Articles”) to require that in the event of a contested election (as defined below) directors will be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election) (the “Plurality Voting Standard Proposal”). See “Proposal One - Proposal To Approve The Amendment To The Company’s Articles To Require That In The Event Of A Contested Election Directors Will Be Elected By A Plurality Of The Votes Cast” for additional information regarding the Plurality Voting Standard Proposal and the text of the amendment to Article 39(a) of our Articles.

2.

To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in this proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement (the “Universal Proxy Card Proposal”).

To the extent the Universal Proxy Card Proposal is adopted by our shareholders, any nominee designated by a shareholder for election as a director of the Company at our 2018 annual general meeting of shareholders prior to the date of adoption of the Universal Proxy Card Proposal shall be required to consent to be named as a

nominee for election as a director of the Company in any proxy statement or proxy card used in such meeting no later than     , 2018, which is the date 10 days after the date of the extraordinary general meeting. See “Proposal Two - Proposal To Approve An Amendment To The Company’s Articles To Provide That The Company Require The Use Of A Universal Proxy Card And That Any Nominee To The Board Must Consent To Appearing On The Universal Proxy Card In Order To Have Been Validly Nominated” for additional information regarding the Plurality Voting Standard Proposal and the text of the amendment to Article 39(a) of our Articles.

What is a contested election?

A “contested election” is an election in which the total number of nominees for election to the Board at a general meeting of shareholders in compliance with our Articles and the Companies Law exceeds the total number of directors to be elected at such meeting.

In the event of a contested election, how many votes will shareholders be entitled to cast with respect to nominees for election to the Board?

At a general meeting of shareholders at which the election of directors is proposed, shareholders will be entitled to cast a number of votes with respect to nominees for election to the Board up to the total number of directors to be elected at that meeting.

What are universal proxy cards?

“Universal proxy cards” are proxy cards that will include all nominees for election as directors of the Company put forth by either the Board or any shareholder of the Company, enabling shareholders to elect any combination of director nominees they may choose in a contested election.

Why are we asking shareholders to vote on the Plurality Voting Standard Proposal?

Our Articles currently include a majority voting provision for the election of directors.

In line with governance best practices for U.S.-listed companies, we are seeking shareholder approval to amend our Articles to provide for a plurality voting standard in a contested election.

•

A plurality voting standard in a contested election of directors will ensure that if the number of director nominees proposed by the Board and our shareholders exceeds the total number of directors to be elected, those director nominees receiving the largest number of votes would be elected to the Board. A plurality voting standard maximizes the ability of shareholders to elect the directors they want.

•

If the current majority voting standard is not amended and continues to apply in the event of a contested election of directors, it is possible that, due to abstentions and against votes, no directors would be elected to the Board, or that less than the full Board would be elected and remaining vacancies on the Board would then be filled by the elected directors, rather than our shareholders.

The amendment proposed by the Board providing for a plurality voting standard in a contested election of directors would align the Company’s voting practices with the guidelines of institutional shareholders and proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis.

The proposed amendment will not affect the existing majority voting standard for the election of directors of Mellanox in an uncontested election of directors.

Why are we asking shareholders to vote on the Universal Proxy Card Proposal?

The adoption of universal proxy cards in a contested election of directors will provide for all nominees for election as directors of the Company put forth by either the Board or any shareholder to be listed together on universal proxy cards, enabling shareholders to elect any combination of director nominees they choose without attending the general meeting of shareholders in person.

•

Absent this proposed amendment, our shareholders would receive two versions of a proxy card – one version listing director nominees proposed by the Board and another version listing director nominees proposed by a shareholder. Applicable laws and proxy voting mechanics do not allow shareholders to use both proxy cards to vote, and each card would contain director nominees only from either the Board or the nominating shareholder. As a result, a shareholder would not be able to vote for a combination of any director nominees from each nominating party without attending the general meeting of shareholders in person.

In order to permit shareholders to vote to elect any combination of director nominees put forth by the Board and any shareholder, we are seeking shareholder approval of an amendment to our Articles requiring the use of universal proxy cards in a contested election, and requiring that director nominees consent to be included on each universal proxy card.

•	Universal proxy cards have been advocated for by institutional investors, including by the Council of Institutional Investors, as a way to ensure a fairer, less cumbersome voting process.

•

In order to allow existing shareholder director nominees for the annual general meeting of shareholders to be held in 2018 to be included on universal proxy cards, Mellanox has committed to permit those nominees to consent to being named on the universal proxy cards for a period of 10 days following shareholder approval of the use of universal proxy cards at the EGM.

Why are we requesting that shareholders approve these proposals at this time?	We have determined that it is in the best interests of our shareholders to

•

establish a plurality voting standard in the event of a contested election in order to permit our shareholders to elect a number of director nominees equal to the number of directors to be elected at such meeting; and

•	to provide shareholders voting by proxy vote the same ability to vote for a combination of any director nominees from each nominating party without attending the general meeting of shareholders as such shareholders would have had if they were to attend such general meeting in person.

What happens if additional matters are presented at the meeting?

The only items of business that our Board intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are brought before the meeting in accordance with the provisions of our Articles and the Israeli Companies Law, 1999 (the “Companies Law”), the person(s) named as your proxyholder(s), if any, will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

Shareholders holding at least 1% of the voting power in the Company have the right to ask our Board to include an item in the agenda of our extraordinary general meeting pursuant to Section 66(b) of the Companies Law, provided that the proposed item is suitable for discussion at the general meeting. The Company shall not consider shareholder proposals for inclusion in the agenda of the EGM if received later than March 21, 2018, which is the date 14 days following the date hereof. Pursuant to Regulation 5c(a) of the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Company and Adding Subjects to the Agenda), 5760-2000 (the “Notice and Announcement Regulations”), this preliminary proxy statement published by the Company constitutes an Initial Notice made by the Company as for its intention to convene an extraordinary general meeting. Accordingly, pursuant to Regulation 5C(b) of the Notice and Announcement Regulations, the Company shall not consider shareholder proposals for inclusion in the agenda if received more than 14 days following the date of the filing of this preliminary proxy statement. The Company due course will publish a convening notice of the extraordinary general meeting.

How does the Board recommend that I vote?	Our Board recommends that you vote your shares “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

What shares can I vote at the meeting?

You may vote all of the shares you owned as of     , 2018, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed white proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee to vote your shares as you instruct in the voting instruction form. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction form. If you hold shares through a bank, broker, trustee or nominee, you may also vote in person at the meeting, but only after you obtain a “legal proxy” from the bank, broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction form for you to use in directing the bank, broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed white proxy card or voting instruction form (as described above). If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted “FOR” the Plurality Voting Standard Proposal and “FOR” the Universal Proxy Card Proposal.

Voting by Telephone or over the Internet. You may also vote by telephone or over the Internet by following the instructions included on the enclosed white proxy card or voting instruction form. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Standard Time the day before the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting (after providing proof of identification). Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction form provided by your broker, trustee or nominee or other similar evidence of ownership. The meeting will begin promptly at     . Check-in will begin at     . Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed white proxy card or voting instruction form and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the closing of the polls at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our corporate secretary prior to your shares being voted or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction form to your bank, broker, trustee or nominee, or, if you have obtained a legal proxy from your bank, broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person. If you wish to change your vote by mail, you should contact our corporate secretary or proxy solicitor at the addresses set forth below and request a new proxy or voting instruction form.

Attention: Corporate Secretary Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085 1-408-970-3400 corporate_secretary@mellanox.com	Proxy Solicitor MacKenzie Partners, Inc. 105 Madison Avenue, 17th Floor, New York, New York 10016 +1-212-929-5500 mlnxproxy@mackenziepartners.com

Is my vote confidential?

Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to MacKenzie Partners, Inc. (“MacKenzie”), to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting. Shareholders are not entitled to cumulate their votes with respect to any matter submitted to a vote of the shareholders pursuant to this proxy statement.

The approval of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal require the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or by written ballot and voting thereon. You may vote either

“FOR” or “AGAINST” these proposals, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be counted as having voted with respect to such proposals, although it will be counted for purposes of determining whether there is a quorum present.

What is a “broker non-vote”?

Under the rules that govern brokers and banks that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. The approval of these amendments to our Articles are considered to be routine matters on which brokers have discretion to vote. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker or bank regarding how to vote your shares on the non-routine proposals set forth in this proxy, then your shares will NOT be voted on these important proposals.

If you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal. If a quorum is present, a broker non-vote will have no effect on the outcome of the vote with respect to either proposal.

How are abstentions counted?

If you return a white proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal. If a quorum is present, an abstention will not have any effect on the outcome of the vote with respect to either proposal.

What happens if the meeting is adjourned?

Assuming the presence of a quorum, if our extraordinary general meeting is adjourned to another time and place, additional notice will be given regarding the date of the adjourned meeting in accordance with the Israeli Companies Law, unless the adjournment is for more than 21 days, in which case a new notice of the adjourned meeting will be given to the Company’s shareholders. At the adjourned meeting, we may transact any items of business that are included on the agenda of the extraordinary general meeting.

Who will serve as inspector of election?	A representative of MacKenzie, will tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple white proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one white proxy card. Please complete, sign, date and return each white proxy card and voting instruction form that you receive to ensure that all your shares are voted.

What should I do in the event that I receive more than one proxy or voting instruction form?

Please complete, sign, date and return all white proxy cards and voting instruction forms, or vote each group of shares by mail, telephone or over the Internet to ensure that all your shares are voted.

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple white proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card.

Who is soliciting my vote and who will bear the costs of this solicitation?

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from shareholders will be borne by the Company. In addition to the solicitation of proxies by use of the mail, directors, officers and regular employees of our Company may communicate with shareholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.

We have retained MacKenzie, to assist us in the solicitation of proxies for a fee of . MacKenzie expects that approximately 25 of its employees will assist in the solicitation.

Will I have appraisal or similar dissenters’ rights in connection with the proposals to be voted on at the meeting?	You will not be entitled to appraisal or similar dissenters’ rights in connection with the proposals to be voted on at our extraordinary general meeting of shareholders.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the meeting.

What is the deadline for submitting proposals for consideration at the next annual general meeting of shareholders or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting to be held in 2018 under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must be in writing and received by the secretary of the company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than March 26, 2018, which is a reasonable time before we begin to print and mail our proxy materials for our 2018 annual general meeting, which we anticipate will be held on July 25, 2018, or such proposal will be considered untimely under Rule 14a-8. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission (“SEC”). Shareholders holding at least 1% of the voting power of the Company have the right, pursuant to our Articles, to request that the Board include an item in the agenda of a general meeting of the shareholders. Our Board may include such item in the agenda of a general meeting of shareholders only if the request has been delivered to the secretary of the Company not later than 60 days and not more than 120 days prior to the applicable general meeting of shareholders and otherwise in accordance with the requirements of our Articles and the Companies Law. Shareholders holding at least 1% of the voting power of the Company will also have the right to ask our Board to include an item in the agenda of a general meeting of shareholders pursuant to Section 66(b) of the Companies Law, provided the proposed item is suitable for discussion at such general meeting.

Nomination of Director Candidates: Any proposals for director candidates for our 2018 annual general meeting of shareholders were required to be submitted in writing, include the name and address of the shareholder who is making the nomination and of the nominee and directed to the secretary of the company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal might not have been acknowledged by the company. Our Articles also require that any proposal for nomination of directors included the consent of each nominee to serve as a member of our Board, if so elected. Our Articles contain additional requirements with respect to shareholder nominees for our Board. In addition, the nominating shareholder was required to give timely notice to the secretary of the company in accordance with the provisions of our Articles, which required the notice to have been received by the secretary of the company no later than January 25, 2018. If the Universal Proxy Card Proposal is approved by our shareholders, shareholders of the Company will be able to submit nominees for election as directors in accordance with our Articles, as amended by the Universal Proxy Card Proposal. In that event, shareholders will be entitled to submit nominees for election as directors at our 2018 AGM in accordance with our Articles, as amended by the Universal Proxy Card Proposal, by the later of sixty (60) days prior to the date of the 2018 Annual General Meeting or the 10th day following the day on which public announcement of the date of the 2018 Annual General Meeting is first made by the Company.

If the Universal Proxy Card Proposal is approved, what effect will it have on existing shareholder nominees for election at the 2018 annual general meeting?

If the Universal Proxy Card Proposal is adopted by our shareholders, any nominee for election at our 2018 annual general meeting of shareholders whose nomination was made with respect to the 2018 annual general meeting of shareholders, in accordance with our Articles and applicable law, prior to the date of adoption of the Universal Proxy Card Proposal may deliver the consent to be named as a nominee for election as a Director of the Company in any proxy statement or proxy, intermediary instruction form or written ballot required by clause (e) in the first paragraph of the amended Article 39(b) within ten (10) days following the approval of the Universal Proxy Card Proposal. The nomination of any such nominee who fails to provide such consent within such 10-day period shall not be recognized by the Company or the Chairman of the 2018 annual general meeting as a valid nominee.

PROPOSAL ONE—PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES TO REQUIRE THAT IN THE EVENT OF A CONTESTED ELECTION DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST

Under our Articles, directors are currently elected by majority vote regardless of whether the election is contested. Starboard Value LP and certain of its affiliates (together, “Starboard”) have notified us that Starboard intends to nominate and solicit proxies in favor of election at our 2018 annual general meeting of shareholders of nine director nominees in opposition to the nominees recommended by the Board.

In line with governance best practices for U.S.-listed companies, we are seeking shareholder approval to amend our Articles to provide for a plurality voting standard in a contested election. A plurality voting standard in a contested election of directors will ensure that if the number of director nominees proposed by the Board and our shareholders exceeds the total number of directors to be elected, those director nominees receiving the largest number of votes would be elected to the Board. A plurality voting standard maximizes the ability of shareholders to elect the directors they want.

If the current majority voting standard is not amended and continues to apply in the event of a contested election of directors, it is possible that, due to abstentions and against votes, no directors would be elected to the Board, or that less than the full Board would be elected and remaining vacancies on the Board would then be filled by the elected directors, rather than our shareholders. Under a plurality standard, the Board would instead consist of the director nominees gaining the largest number of votes, more accurately reflecting the desires of shareholders.

The amendment proposed by the Board providing for a plurality voting standard in a contested election of directors would align the Company’s voting practices with the guidelines of institutional shareholders and proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis.

Under our proposed amendment to the Articles, a majority voting standard would still apply in an election of directors that is not a contested election. Under the majority voting standard, a director nominee is elected if he or she receives greater than 50% of the votes cast. A plurality voting standard would apply in a contested election. For the purposes herein, a “contested election” is an election in which the total number of nominees for election to the Board at a general meeting of shareholders in compliance with the Articles and the Companies Law exceeds the total number of directors to be elected at such meeting. At a general meeting of shareholders at which the election of directors is proposed, shareholders will be entitled to cast a number of votes with respect to nominees for election to the Board up to the total number of directors to be elected at that meeting.

For a complete marked copy of the proposed amended Article 39 showing the proposed amendment to Article 39(a), please see Annex A.

We therefore propose that, at the extraordinary general meeting, the following resolution be adopted:

“RESOLVED to amend the Company’s Articles, such that Article 39(a) of the Articles is amended and replaced in its entirety with the revised Article 39(a) set forth below:

39(a). Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary General Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy, intermediary instruction form or written ballot (each, a “proxy card”) and voting on the election of directors, provided that, notwithstanding Articles 28(a) and 28(c), in the event of a contested election, Directors shall be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election). For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting. At any Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected, each shareholder shall be entitled to cast a number of votes with respect to nominees for election to the Board of Directors up to the total number of Directors to be elected at such meeting.

Board of Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PLURALITY VOTING STANDARD PROPOSAL.

PROPOSAL TWO—PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES TO PROVIDE THAT THE COMPANY REQUIRE THE USE OF A UNIVERSAL PROXY CARD AND THAT ANY NOMINEE TO THE BOARD MUST CONSENT TO APPEARING ON THE UNIVERSAL PROXY CARD IN ORDER TO HAVE BEEN VALIDLY NOMINATED

We propose to amend the current provisions under Article 39(b) of our Articles related to the nomination of directors to provide that any proxy card used in connection with the election of directors of the Company in a contested election must include all nominees for election to the Board (“universal proxy card”) and any nominee to the Board must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting at which such nominee is being or may be nominated for election as a director in order to have been validly nominated.

The adoption of universal proxy cards will provide for all nominees put forth by either the Board or any shareholder to be listed together on universal proxy cards, enabling shareholders to elect any combination of director nominees they choose without attending the shareholder meeting in person. Absent this proposed amendment, shareholders would receive two versions of a proxy card – one version listing director nominees proposed by the Board and another version listing director nominees proposed by a shareholder. Applicable laws and proxy voting mechanics do not allow shareholders to use both proxy cards to vote, and each card would contain director nominees only from either the Board or the nominating shareholder. As a result, a shareholder would not be able to vote for a combination of any director nominees from each nominating party.

In order to permit our shareholders to vote to elect any combination of director nominees put forth by the Board and any shareholder of Mellanox, we are seeking shareholder approval of an amendment to its current Articles requiring the use of universal proxy cards, and requiring that director nominees consent to be included on each universal proxy card.

Universal proxy cards have been advocated by institutional investors, including by the Council of Institutional Investors as a way to ensure a fairer, less cumbersome voting process. We believe that the use of a universal proxy card will enable our shareholders to most clearly and accurately decide on directors to be elected to the Board.

Under our proposed amendment to Article 39(b) below, any person nominated for election to the Board by a shareholder, in accordance with Article 39(b), must consent to being named as a director nominee for election to the Board in any proxy statement or proxy card relating to the meeting at which the election is to take place. In turn, if the Company has received notice of a shareholder’s intent to nominate directors for election to the Board at a meeting, the director nominees of the Board for election at that meeting must provide the same consent to be included in any proxy statement or proxy card relating to that meeting.

In the event of a contested election, each proxy card used in connection with the election of directors shall (1) include the names of all persons nominated for election as directors of the Company, whether nominated by the Board or a shareholder, (2) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (3) provide a means for a shareholder to grant authority to withhold its vote or abstain from voting with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against any nominee set forth on such proxy card); (4) clearly distinguish between the nominees of the Board and the nominees of any shareholder; (5) within each group of nominees of the Board or any shareholder, list the nominees in alphabetical order; and (6) use the same font type, style and size for all nominees.

In the event of a contested election, our definitive proxy statement regarding election of directors at that meeting must direct shareholders to the definitive proxy statement to be filed by a shareholder nominating directors and the shareholder’s definitive proxy statement must direct shareholders to our definitive proxy statement. The effect of these requirements is (1) to provide that all proxy statements in a contested election will include the names of all director nominees for election at that meeting and include instructions on where shareholders can find information regarding the opposing director nominees, if it is not available in that proxy statement, and (2) to provide that all director nominees for election at that meeting will appear on all proxy cards.

By approving these amendments, shareholders will be ensuring that they will have access, in any contested election, to all relevant information and disclosures regarding director nominees for election at that meeting and the ability to vote for all director nominees.

If the Universal Proxy Card Proposal is adopted, any nominee for election at our 2018 annual general meeting of shareholders whose nomination is was made with respect to our 2018 annual general meeting of shareholders prior to the adoption of the Universal Proxy Card Proposal may deliver the consent required by clause (e) in the first paragraph of the amended Article 39(b) within ten (10) days following the approval of the Universal Proxy Card Proposal. The nomination of such nominee who fails to provide the consent required by clause (e) in the first paragraph of the amended Article 39(b) within such 10-day period, shall not be recognized by the Company or the Chairman of the 2018 annual general meeting as a valid nominee.

For a complete marked copy of the proposed amended Article 39 showing the proposed amendment to Article 39(b), please see Annex A.

We therefore propose that at the extraordinary general meeting, the following resolutions be adopted:

“RESOLVED to amend the Articles such that Article 39(b) of the Articles is amended and replaced in its entirety with the revised Article 39(b) set forth below.

Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting or if the date of the Annual General Meeting has changed by more than thirty (30) days from the previous year, then notice must be provided by the later of sixty (60) days prior to the date of the Annual General Meeting or the 10th day following the day on which public announcement of the date of such Annual General Meeting is first made by the Company, and (ii) with respect to an election to be held at a Extraordinary General Meeting of shareholders for the election of Directors, at least ninety (90) days prior to the date of such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided to the Company in connection with such an appointment has been provided; and (e) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy, intermediary instruction form or written ballot (each a “proxy card”) relating to the Company’s next Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected. If any change occurs with respect to such shareholder’s intent to nominate persons for election as Directors following delivery of the foregoing notice to the Company, the shareholder shall notify the Company promptly of any such changes.

In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b), the Company shall provide a written notice to such shareholder, not later than fifty (50) days prior to the date of the Annual General Meeting or Extraordinary General Meeting, as applicable, indicating, with respect to each nominee designated by the Board of Directors or a committee appointed by the Board of Directors: (1) the name of the person or persons to be nominated, unless such names have been provided in a preliminary or definitive proxy statement previously filed by the Company with respect to such meeting; and (2) the consent of each nominee to be named as a nominee for election as a

Director of the Company in any proxy statement or proxy card relating to such Annual General Meeting or Extraordinary General Meeting and to serve as a Director of the Company if elected.

In the event of a contested election, each proxy card used in connection with the election of Directors of the Company, or the solicitation of votes with respect to the election of Directors of the Company, at the applicable Annual General Meeting or Extraordinary General Meeting, shall (A) set forth the names of (I) all persons nominated for election by the Board of Directors and (II) all persons with respect to whom a written notice of a shareholder’s intent to make a nomination for election as a Director at such meeting has been given in accordance with this Article 39(b) and applicable law (and whose nomination has not been withdrawn by such shareholder); (B) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (C) provide a means for a shareholder to grant authority to withhold its vote or abstain from voting with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against any nominee set forth on such proxy card); (D) clearly distinguish between the nominees of the Board of Directors and the nominees of any shareholder; (E) within each group of nominees referenced in (D) above, list the nominees in alphabetical order; and (F) use the same font type, style and size for all nominees.

In the event of a contested election: (i) the Company shall include in its definitive proxy statement a statement directing shareholders of the Company to refer to the definitive proxy statement to be filed by any shareholder who has delivered notice of its intent to nominate one or more persons for election to the Board of Directors at the applicable Annual General Meeting or Extraordinary General Meeting in accordance with this Article 39(b) and applicable law for information with regard to such shareholder’s nominees for election to the Board of Directors, and (ii) each shareholder who has nominated or delivered notice of its intent to nominate one or more persons for election to the Board of Directors at the applicable Annual General Meeting or Extraordinary General Meeting shall include in its definitive proxy statement a statement directing shareholders of the Company to refer to the Company’s definitive proxy statement for information with regard to the Company’s nominees for election to the Board of Directors. Without limitation of the foregoing provisions of this Article 39(b), any nomination of Directors made pursuant to these Articles or the Companies Law shall be subject to this Article 39(b) and the procedures set forth herein.

For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting.

The Chairman of the meeting may refuse to acknowledge (x) the nomination of any person or (y) any vote purported to be solicited or cast using any proxy statement or proxy card, in each case, not made in compliance with the foregoing procedures.

RESOLVED FURTHER, that notwithstanding clause (i) of the second sentence in the first paragraph of Article 39(b) of the Proposed 39(b) Amendment, with respect to the 2018 Annual General Meeting of the Company, any nominee whose nomination was made with respect to the 2018 Annual General Meeting prior to the date of adoption of the Proposed 39(b) Amendment may deliver the consent required by clause (e) in the first paragraph of Article 39(b) of the Proposed 39(b) Amendment within ten (10) days following the approval of the Proposed 39(b) Amendment by the shareholders of the Company, provided that the nomination of any such nominee who fails to provide the consent required by clause (e) in the first paragraph of Article 39(b) of the Proposed 39(b) Amendment within such 10-day period, shall not be recognized by the Company or the Chairman of the 2018 Annual General Meeting as a valid nominee.”

Board of Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE UNIVERSAL PROXY CARD PROPOSAL.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our ordinary shares as of March 1, 2018, by:

•	each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the SEC, as indicated);

•	each of our named executive officer (our principal executive officer, our principal financial officer and our three other most highly compensated executive offices);

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of March 1, 2018. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Chief Financial Officer.

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted share Units Vesting or Settled within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Shareholders:
Starboard Value LP(2)	5,466,621	—	—	5,466,621	10.5%
777 Third Avenue, 18th Floor
New York, New York 10017
Capital Research Global Investors(3)	3,811,933	—	—	3,811,933	7.3%
333 South Hope Street
Los Angeles, CA 90071
DNB Asset Management AS(4)
Dronning Aufemias Gate 30, Bygg M-12N 0191 Oslo, Norway	2,749,192	—	—	2,749,192	5.3%
Executive Officers, Directors and Nominees for Director:
Eyal Waldman(5)	1,747,500	—	—	1,747,500	3.4%
Shai Cohen	29,233	—	350	29,583	*
Michael Kagan	72,220	—	—	72,220	*
Marc Sultzbaugh	22,357	87,056	—	109,413	*
Thomas J. Riordan	24,500	21,428	350	46,278	*
Irwin Federman	12,500	—	350	12,850	*
Jacob Shulman	10,286	—	—	10,286	*
Amal M. Johnson	27,500	11,428	350	39,278	*
Glenda Dorchak	12,000	29,142	350	41,492	*

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted share Units Vesting or Settled within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
Thomas Weatherford	9,917	—	350	10,267	*
David Perlmutter	12,500	45,000	350	57,850	*
Dov Baharav	6,668	—	350	7,018	*
Umesh Padval	350	—	350	700	*
Steve Sanghi	350	—	350	700	*
All executive officers and directors as a group (14 persons)	1,987,881	194,054	3,500	2,185,435	4.2%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)

The applicable percentage ownership for members of our Board and named executive officers is based on 52,123,395 ordinary shares outstanding as of March 1, 2018, together with applicable options and restricted share units for such shareholder. The applicable percentage ownership for the other beneficial owners listed in the table is based on the number of outstanding shares as of the dates indicated in the relevant Schedules 13D and 13G filings described in footnotes 2 through 3 below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of March 1, 2018, and ordinary shares underlying restricted share units that vest within 60 days of March 1, 2018 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)

This information is as of January 18, 2018 and is based on the Schedule 13D/A filed with the SEC on January 18, 2018 by Starboard. Starboard may be deemed to be the beneficial owner and has sole voting and dispositive power of the (i) 3,758,713 ordinary shares owned by Starboard V&O Fund, including 460,000 ordinary shares, (ii) 440,135 ordinary shares owned by Starboard S LLC, (iii) 247,597 ordinary shares owned by Starboard C LP, (iv) 456,609 ordinary shares owned by Starboard Papa LLC, and (v) 563,567 ordinary shares held in the Starboard Value LP Account.

(3)

This information is as of December 29, 2017 and chis based on the Schedule 13G filed with the SEC on February 14, 2017 by Capital Research Global Investors (“Capital Research”). Capital Research is the beneficial owner and has sole voting and dispositive power of the 3,811,933 ordinary shares owned by Capital Research.

(4)

This information is as of December 31, 2017 and is based on the Schedule 13G filed with the SEC on February, 13, 2018 by DNB Asset Management AS (“DNB”). DNB is the beneficial owner and has sole voting and dispositive power of the 2,749,192 ordinary shares owned by DNB.

(5)

Includes 1,426,041 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Mr. Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of these shares.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the Company’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Company. The Company undertakes no obligation to publicly update forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company’s business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017 and in our periodic reports on Form 10-Q.

As of the date of this proxy statement, no shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our Board intends to present at the meeting are set forth in this proxy statement.

If any other matter or matters are brought before the meeting in accordance with the provisions of our Articles and the Companies Law, the persons named as proxyholders, if any, will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable. Your vote is very important. Please promptly vote your shares by completing, signing, dating and returning your white proxy card or voting instruction form or by Internet or telephone voting as described on your white proxy card or voting instruction form.

You should rely only on the information contained in this proxy statement, the appendices to this proxy statement and the documents we refer to or incorporate by reference in this proxy statement to vote with respect to the Plurality Amendment Proposal and the Universal Proxy Card Amendment Proposal and any other matters that are brought before the meeting in accordance with the provisions of the Articles and the Companies Law. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 7, 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Sincerely,

Irwin Federman
Chairman of the Board

    , 2018

Annex A

ARTICLE 39 OF THE

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION OF

MELLANOX TECHNOLOGIES, LTD.

(as proposed to be amended)

39.	ELECTION AND REMOVAL OF DIRECTORS

(a)    Subject to the provisions of these Articles and the Companies Law, Directors shall be elected at the Annual General Meeting or an Extraordinary General Meeting of the Company by the vote of the holders of a majority of the voting power represented at such meeting in person or by proxy, intermediary instruction form or written ballot (each, a “proxy card”) and voting on the election of directors~~.~~, provided that, notwithstanding Articles 28(a) and 28(c), in the event of a contested election, Directors shall be elected by a plurality of the votes cast with respect to the election of Directors by the shares represented in person or by proxy card at such meeting (which shall mean that the Directors receiving the largest number of “for” votes will be elected in such contested election). For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting. At any Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected, each shareholder shall be entitled to cast a number of votes with respect to nominees for election to the Board of Directors up to the total number of Directors to be elected at such meeting.

(b)    Nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Sections 63 or 64 of the Companies Law, any such shareholder may nominate one or more persons for election as Directors at a General Meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual General Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting or if the date of the Annual General Meeting has changed by more than thirty (30) days from the previous year, then notice must be provided by the later of sixty (60) days prior to the date of the Annual General Meeting or the 10th day following the day on which public announcement of the date of such Annual General Meeting is first made by the Company, and (ii) with respect to an election to be held at a Extraordinary General Meeting of shareholders for the election of Directors, at least ninety (90) days prior to the date of such meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; ~~and~~ (d) the consent of each nominee to serve as a Director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided to the Company in connection with such an appointment has been provided~~. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.~~; and (e) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy, intermediary instruction form or written ballot (each, a “proxy card”) relating to the Company’s next Annual General Meeting or Extraordinary General Meeting at which Directors are to be elected. If any change occurs with respect to such shareholder’s intent to nominate persons for election as Directors following delivery of the foregoing notice to the Company, the shareholder shall notify the Company promptly of any such changes.

In the event that the Secretary of the Company has duly received written notice of a shareholder’s intent to make nominations in accordance with this Article 39(b), the Company shall provide a written notice to such shareholder, not later than fifty (50) days prior to the date of the Annual General Meeting or Extraordinary General Meeting, as applicable, indicating, with respect to each nominee designated by the Board of Directors or a committee appointed by the Board of Directors: (1) the name of the person or persons to be nominated, unless such names have been provided in a preliminary or definitive proxy statement previously filed by the Company with respect to such meeting; and (2) the consent of each nominee to be named as a nominee for election as a Director of the Company in any proxy statement or proxy card relating to such Annual General Meeting or Extraordinary General Meeting and to serve as a Director of the Company if elected.

In the event of a contested election, each proxy card used in connection with the election of Directors of the Company, or the solicitation of votes with respect to the election of Directors of the Company, at the applicable Annual General Meeting or Extraordinary General Meeting, shall (A) set forth the names of (I) all persons nominated for election by the Board of Directors and (II) all persons with respect to whom a written notice of a shareholder’s intent to make a nomination for election as a Director at such meeting has been given in accordance with this Article 39(b) and applicable law (and whose nomination has not been withdrawn by such shareholder); (B) provide a means for a shareholder to grant authority to vote for each of the nominees set forth on such proxy card; (C) provide a means for a shareholder to grant authority to withhold its vote or abstain from voting with respect to each nominee on such proxy card (and not provide means for a shareholder to grant authority to vote against any nominee set forth on such proxy card); (D) clearly distinguish between the nominees of the Board of Directors and the nominees of any shareholder; (E) within each group of nominees referenced in (D) above, list the nominees in alphabetical order; and (F) use the same font type, style and size for all nominees.

In the event of a contested election: (i) the Company shall include in its definitive proxy statement a statement directing shareholders of the Company to refer to the definitive proxy statement to be filed by any shareholder who has delivered notice of its intent to nominate one or more persons for election to the Board of Directors at the applicable Annual General Meeting or Extraordinary General Meeting in accordance with this Article 39(b) and applicable law for information with regard to such shareholder’s nominees for election to the Board of Directors, and (ii) each shareholder who has nominated or delivered notice of its intent to nominate one or more persons for election to the Board of Directors at the applicable Annual General Meeting or Extraordinary General Meeting shall include in its definitive proxy statement a statement directing shareholders of the Company to refer to the Company’s definitive proxy statement for information with regard to the Company’s nominees for election to the Board of Directors. Without limitation of the foregoing provisions of this Article 39(b), any nomination of Directors made pursuant to these Articles or the Companies Law shall be subject to this Article 39(b) and the procedures set forth herein.

For the purposes of these Articles, an Annual General Meeting or an Extraordinary General Meeting shall be considered a “contested election” if the total number of nominees for election to the Board of Directors at such meeting made in compliance with these Articles and the Companies Law exceeds the total number of Directors to be elected at such meeting.

The Chairman of the meeting may refuse to acknowledge (x) the nomination of any person or (y) any vote purported to be solicited or cast using any proxy statement or proxy card, in each case, not made in compliance with the foregoing procedures.

(c)    The General Meeting may, by a vote of the holders of at least 75% of the voting power represented at the meeting, remove any Director(s) from office, and elect Directors instead of Directors so removed or fill any Vacancy (as defined in Article 41), however created, in the Board of Directors unless such Vacancy was filled by the Board of Directors under Article 41.

(d)    In the event of any contradiction between the provisions of this Article 39 and the provisions of the Companies Law relating to the election and term of External Directors, the applicable provisions of the Companies Law shall govern, and the External Directors shall be elected and hold office in accordance with the provisions of the Companies Law.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by p.m., Eastern Time, on , 2018. Vote by Internet Call Toll-Free: Vote by +1 Telephone Vote by Mail Access submit the your Website proxy: and If you are calling from (800) outside 868-5136 of the Sign in and the postage-paid return our proxy www.proxydocs.com/MLNX U.S. please call +1 (484) 997-2085 envelope provided. The Notice, Important Proxy Statement, Notice Regarding Form of Proxy the Availability and Annual Report of Proxy on Materials Form 10-K for are The 2018 Extraordinary General Meeting Available at: www.Stockholdersdocs. of Shareholders: com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of the 2018 Extraordinary General Meeting of Shareholders and Proxy Statement each dated     , 2018 and hereby appoints each of [ ] and [ ] as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Extraordinary General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on     , 2018 at and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. Alinka Flaminia Eyal Waldman This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” the following items, Proposal One: To approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association to require that in the event of a contested election directors will be elected by a plurality of the votes cast. Proposal Two: To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of Directors (the “Board”) of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in accordance with the best judgement of the proxies named herein. (Continued and to be signed on the reverse side)

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

MELLANOX TECHNOLOGIES, LTD.

MACKENZIE PARTNERS, INC.

WHITE PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" Proposals One & Two

Signature of Shareholder____________________________

Date:____________________________**, 2018**

Signature of Shareholder____________________________

Date:____________________________**, 2018**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION MELLANOX TECHNOLOGIES, LTD. If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below: 105 Madison Avenue New York, New York 10016 Call Collect: +1 (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com WHITE PROXY CARD THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark your votes like this Proposal One To approve an amendment to Article 39(a) of the Company’s current amended and restated articles of association to require that in the event of a contested election directors will be elected by a plurality of the votes cast. For Against Abstain For Against Abstain Proposal Two To approve an amendment to Article 39(b) of our Articles to, among other matters described in additional detail in the accompanying proxy statement, require that (A) any nominee for election to the Board of the Company must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the accompanying proxy statement. Signature of Shareholder Date:, 2018 Signature of Shareholder Date: , 2018 administrator, administrator, shares Note: are held attorney, jointly, trustee each holder or guardian, should please sign. When give full signing title as as such. executor, If the giving signer by authorized full is a title corporation, as person. such. If please signer sign is a full partnership, corporate please name by sign duly in authorized partnership officer, name